                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  June 8, 1995


                             AMCORE FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)


                         Commission file number 0-13393


            NEVADA                                          36-3183870
(State or other jurisdiction of                         (I.R.S. Employer
 incorporation or organization)                         Identification No.)


                  501 Seventh Street, Rockford, Illinois 61104
                                 (815) 968-2241

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS


Effective May 24, 1995, AMCORE Financial, Inc. (the "Company") consummated the merger with NBM Bancorp, Inc. ("NBM"). The transaction resulted in the issuance of 6.829 shares of AMCORE Common Stock for each of the 240,000 outstanding NBM shares. A total of 1,638,960 shares of AMCORE Common Stock will be issued in the merger with cash paid in lieu of fractional shares. NBM is the parent corporation of The National Bank of Mendota in Mendota, Illinois, and First National Bank in Peru, Illinois. At March 31, 1995, NBM had unaudited consolidated assets of approximately $170 million and approximately $21 million in unaudited total stockholders' equity. The transaction will be accounted for as a pooling of interests. NBM has its principal office in Mendota, Illinois, and corporate-wide has 64 employees.

The Company's press release dated May 24, 1995 regarding the transaction reported herein is attached hereto as an Exhibit.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS                              PAGE
                                                                        ----

(a) Financial Statements of Business Acquired - NBM

     1.  Historical Audited Financial Statements and manually
         signed Independent Auditors' Report of Business
         Acquired.                                                        4

     2. It is impracticable to provide any required interim financial statements of NBM at the date of this report on Form 8-K. Pursuant to the Commission's Rules and Regulations, the Company anticipates that any required financial statements will be filed within 60 days.

(b) Pro Forma Financial Information

     1. Historical Pro Forma Financial Statements (Pro Forma Financial Statements for the periods ended December 31, 1993 and 1992 are incorporated by reference to the Company's Form S-4 Registration Statement as filed with the Commission on February 23, 1995). It is impracticable to provide the remaining required historical pro forma financial information relating to the merger with NBM at the date of this report on Form 8-K. Pursuant to the Commission's Rules and Regulations, the Company anticipates that additional required historical pro forma financial information will be filed within 60 days.

     2. It is impracticable to provide any required interim pro forma financial information relating to the merger with NBM at the date of this report on Form 8-K. Pursuant to the Commission's Rules and Regulations, the Company anticipates that any required interim pro forma financial information will be filed within 60 days.

(c) Exhibits

    (a) Agreement and Plan of Reorganization by and among AMCORE Financial, Inc., NBM Acquisition, Inc., and NBM Bancorp, Inc. dated as of November 9, 1994 (Incorporated by reference to the Company's Amendment No. 1 to Form S-4 as filed with the Commission on February 23, 1995).

    (b)  Press Release dated May 24, 1995.                               23

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              AMCORE FINANCIAL, INC.



                                              /s/ John R. Hecht
                                              ---------------------------------
                                              John R. Hecht
                                              Senior Vice President &
                                                Chief Financial Officer



         Date:     June 8, 1995
               -------------------------

                               NBM BANCORP, INC.
                                 & SUBSIDIARIES

                       CONSOLIDATED FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 1994 AND 1993

                                  CONSOLIDATED
                                 BALANCE SHEETS

                           DECEMBER 31, 1994 AND 1993


                                                                                           DECEMBER 31,
                                                                                        -----------------
                                                                                      1994             1993
                                                                                      ----             ----
ASSETS:
  Cash and due from banks . . . . . . . . . . . . . . . . . . . . . . . .       $   5,345,772    $   3,905,357
  Interest-bearing deposits in banks  . . . . . . . . . . . . . . . . . .                -                -
  Federal funds sold  . . . . . . . . . . . . . . . . . . . . . . . . . .             600,000        4,250,000
  Securities available for sale (Note 2)  . . . . . . . . . . . . . . . .          11,075,209             -
  Securities to be held to maturity (Note 2)  . . . . . . . . . . . . . .          63,264,636       84,270,783
  Total loans (Note 3)  . . . . . . . . . . . . . . . . . . . . . . . . .          81,775,425       73,440,649
  Less:
    Allowance for possible loan losses  . . . . . . . . . . . . . . . . .             681,734          655,433
    Unearned discount . . . . . . . . . . . . . . . . . . . . . . . . . .              77,127          216,357
                                                                                ------------------------------
    Net loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          81,016,564       72,568,859

    Premises and equipment (Note 4) . . . . . . . . . . . . . . . . . . .           1,985,662        1,167,853
    Goodwill, net of amortization . . . . . . . . . . . . . . . . . . . .             342,157          365,618
    Other assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . .           3,723,517        3,587,147
                                                                                ------------------------------
          TOTAL ASSETS  . . . . . . . . . . . . . . . . . . . . . . . . .       $ 167,353,517    $ 170,115,617
                                                                                ==============================


LIABILITIES AND STOCKHOLDERS' EQUITY:
LIABILITIES:
    Deposits:
      Noninterest-bearing . . . . . . . . . . . . . . . . . . . . . . . .       $  14,587,972    $  14,126,448
      Interest-bearing  . . . . . . . . . . . . . . . . . . . . . . . . .         127,938,859      132,477,138
                                                                                ------------------------------
          Total deposits  . . . . . . . . . . . . . . . . . . . . . . . .         142,526,831      146,603,586

    Short-term borrowings (Note 5)  . . . . . . . . . . . . . . . . . . .           1,767,218        1,498,907
    Long-term debt (Note 6) . . . . . . . . . . . . . . . . . . . . . . .           1,650,000        1,887,500
    Other liabilities . . . . . . . . . . . . . . . . . . . . . . . . . .           1,298,896        1,180,289
                                                                                ------------------------------
          TOTAL LIABILITIES . . . . . . . . . . . . . . . . . . . . . . .         147,242,945      151,170,282

MINORITY INTEREST IN SUBSIDIARY . . . . . . . . . . . . . . . . . . . . .               2,232            2,161


STOCKHOLDERS' EQUITY:
    Common ($5 par value; 250,000 shares authorized,
      240,000 shares issued and outstanding)  . . . . . . . . . . . . . .           1,200,000        1,200,000
    Surplus . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           5,000,000        5,000,000
    Net unrealized loss on securities available for sale, net
      of taxes of $162,704 in 1994  . . . . . . . . . . . . . . . . . . .            (315,761)            -
    Retained earnings (Note 9)  . . . . . . . . . . . . . . . . . . . . .          14,224,101       12,743,174
                                                                                ------------------------------
          TOTAL STOCKHOLDERS' EQUITY  . . . . . . . . . . . . . . . . . .          20,108,340       18,943,174
    Commitments and contingent liabilities (Note 10)  . . . . . . . . . .
          TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY  . . . . . . . . . .       $ 167,353,517    $ 170,115,617
                                                                                ==============================


          SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                                                NBM BANCORP, INC. & SUBSIDIARIES

                            CONSOLIDATED STATEMENTS
                                  OF EARNINGS

                 FOR THE YEARS ENDED DECEMBER 31, 1994 AND 1993


                                                                                           DECEMBER 31,
                                                                                        -----------------
                                                                                      1994             1993
                                                                                      ----             ----
INTEREST INCOME:
   Interest and fees on loans . . . . . . . . . . . . . . . . . . . . . . .      $  6,358,098     $  6,215,812
   Interest and dividends on investment securities:
     Taxable  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         3,324,562        4,039,687
     Nontaxable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         1,453,503        1,508,530
   Interest on deposits in banks  . . . . . . . . . . . . . . . . . . . . .               -               -
   Interest on federal funds sold . . . . . . . . . . . . . . . . . . . . .           132,473          119,959
                                                                                 -----------------------------
          Total interest income . . . . . . . . . . . . . . . . . . . . . .        11,268,636       11,883,988
                                                                                 -----------------------------

INTEREST EXPENSE:
   Interest on deposits . . . . . . . . . . . . . . . . . . . . . . . . . .         5,072,711        5,580,499
   Interest on short-term borrowings  . . . . . . . . . . . . . . . . . . .            43,984           35,173
   Interest on long-term debt . . . . . . . . . . . . . . . . . . . . . . .           136,621          136,056
   Less interest capitalized  . . . . . . . . . . . . . . . . . . . . . . .          (19,351)              -
                                                                                 -----------------------------
          Total interest expense  . . . . . . . . . . . . . . . . . . . . .         5,233,965        5,751,728
                                                                                 -----------------------------

   Net interest income before provision for
     possible loan losses . . . . . . . . . . . . . . . . . . . . . . . . .         6,034,671        6,132,260
   Provision for possible loan losses . . . . . . . . . . . . . . . . . . .            22,000           34,820
                                                                                 -----------------------------
          Net interest income after provision
          for Possible loan losses  . . . . . . . . . . . . . . . . . . . .         6,012,671        6,097,440
                                                                                 -----------------------------

OTHER OPERATING INCOME:
   Trust fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           174,043          178,732
   Deposit service charges  . . . . . . . . . . . . . . . . . . . . . . . .           220,089          213,426
   Other service charges  . . . . . . . . . . . . . . . . . . . . . . . . .            43,404           41,972
   Investment securities gains (losses), net (Note 2) . . . . . . . . . . .               208           41,906
   Other income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           146,558          168,317
                                                                                 -----------------------------
          Total other operating income  . . . . . . . . . . . . . . . . . .           584,302          644,353
                                                                                 -----------------------------

OTHER OPERATING EXPENSES:
   Salaries and employee benefits (Note 8)  . . . . . . . . . . . . . . . .         1,970,141        1,889,796
   FDIC Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           329,958          335,915
   Net occupancy expense of premises  . . . . . . . . . . . . . . . . . . .           170,729          150,934
   Furniture and fixtures . . . . . . . . . . . . . . . . . . . . . . . . .           395,532          413,691
   Office supplies  . . . . . . . . . . . . . . . . . . . . . . . . . . . .            94,622           96,657
   Outside services . . . . . . . . . . . . . . . . . . . . . . . . . . . .           336,840          256,120
   Other real estate  . . . . . . . . . . . . . . . . . . . . . . . . . . .             4,094            9,857
   Other expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           651,191          673,088
                                                                                 -----------------------------
          Total other operating expenses  . . . . . . . . . . . . . . . . .         3,953,107        3,826,058
                                                                                 -----------------------------

   Earnings before income taxes . . . . . . . . . . . . . . . . . . . . . .         2,643,866        2,915,735
   Income tax expense (Note 7)  . . . . . . . . . . . . . . . . . . . . . .           442,722          527,693
                                                                                 -----------------------------

EARNINGS before minority interest in net earnings of subsidiary . . . . . .         2,201,144        2,388,042
   Minority interest in net earnings of subsidiary  . . . . . . . . . . . .               217              291
                                                                                 -----------------------------
NET EARNINGS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $  2,200,927     $  2,387,751
                                                                                 =============================
Per share data:
   Net earnings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $       9.17     $       9.95
   Minority interest in net earnings of subsidiary  . . . . . . . . . . . .             .0009            .0012
                                                                                 =============================

          SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                                                NBM BANCORP, INC. & SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF CHANGES
                            IN STOCKHOLDERS' EQUITY

                 FOR THE YEARS ENDED DECEMBER 31, 1994 AND 1993





                                                            UNREALIZED         NET
                                                             LOSS ON        UNREALIZED
                                                            MARKETABLE       LOSS ON         UNAPPROPRIATED
                              COMMON                          EQUITY        SECURITIES          RETAINED
                               STOCK           SURPLUS      SECURITIES  AVAILABLE FOR SALE      EARNINGS         TOTAL
                            ---------------------------------------------------------------------------------------------
BALANCE AT
  DECEMBER 31, 1992 . . .   $ 1,200,000     $ 5,000,000      $(32,979)    $      -           $ 11,075,423    $ 17,242,444

Unrealized loss on
   marketable equity
   securities . . . . . .         -                -           32,979            -                  -              32,979

Net earnings  . . . . . .         -                -              -              -              2,387,751       2,387,751

Cash dividends  . . . . .         -                -              -              -               (720,000)       (720,000)
                            ---------------------------------------------------------------------------------------------

BALANCE AT
  DECEMBER 31, 1993 . . .   $ 1,200,000     $ 5,000,000     $     -       $      -           $ 12,743,174    $ 18,943,174



Net change in unrealized
   loss on securities
   available for sale,
   net of taxes of
   $162,704 . . . . . . .         -                -              -           (315,761)             -            (315,761)

Net earnings  . . . . . .         -                -              -              -              2,200,927       2,200,927

Cash dividends  . . . . .         -                -              -              -               (720,000)       (720,000)
                            ---------------------------------------------------------------------------------------------

BALANCE AT
  DECEMBER 31, 1994 . . .   $ 1,200,000     $ 5,000,000     $     -       $   (315,761)      $ 14,224,101    $ 20,108,340
                            =============================================================================================


          SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.




                                                NBM BANCORP, INC. & SUBSIDIARIES

                           CONSOLIDATED STATEMENTS OF
                                   CASH FLOWS

                 FOR THE YEARS ENDED DECEMBER 31, 1994 AND 1993

                                                                                           DECEMBER 31,
                                                                                           ------------
                                                                                      1994             1993
                                                                                      ----             ----
CASH FLOWS FROM OPERATING ACTIVITIES:
   Interest received  . . . . . . . . . . . . . . . . . . . . . . . . . . .      $ 11,639,167      $12,457,468
   Fees received  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           605,344          603,660
   Interest paid  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (5,178,994)      (5,942,838)
   Cash paid to suppliers and employees . . . . . . . . . . . . . . . . . .        (3,632,418)      (3,424,001)
   Income taxes paid  . . . . . . . . . . . . . . . . . . . . . . . . . . .          (497,930)        (497,397)
                                                                                 ----------------------------
     NET CASH FROM OPERATING ACTIVITIES . . . . . . . . . . . . . . . . . .         2,935,169        3,196,892
                                                                                 -----------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Proceeds from sales and maturities of investment securities  . . . . . .        28,198,965       27,706,788
   Purchases of investment securities . . . . . . . . . . . . . . . . . . .       (19,095,135)     (21,897,768)
   Net (increase) decrease in loans . . . . . . . . . . . . . . . . . . . .        (8,330,475)      (2,479,668)
   (Increase) decrease in other assets  . . . . . . . . . . . . . . . . . .          (431,098)        (345,372)
   Proceeds from the sale of fixed assets . . . . . . . . . . . . . . . . .               -                500
   Premises and equipment expenditures  . . . . . . . . . . . . . . . . . .          (720,998)        (206,273)
                                                                                 -----------------------------
     NET CASH FROM INVESTING ACTIVITIES . . . . . . . . . . . . . . . . . .          (378,741)       2,778,207
                                                                                 -----------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Net increase in deposits . . . . . . . . . . . . . . . . . . . . . . . .        (4,076,755)      (5,758,236)
   Dividends paid . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (720,069)        (720,081)
   Net repayments of debt . . . . . . . . . . . . . . . . . . . . . . . . .            30,811          145,131
                                                                                 -----------------------------
     NET CASH FROM FINANCING ACTIVITIES . . . . . . . . . . . . . . . . . .        (4,766,013)      (6,333,186)
                                                                                 -----------------------------
NET CHANGE IN CASH AND CASH EQUIVALENTS . . . . . . . . . . . . . . . . . .      $ (2,209,585)     $  (358,087)
   Cash and cash equivalents, beginning of period . . . . . . . . . . . . .         8,155,357        8,513,444
                                                                                 -----------------------------
     CASH AND CASH EQUIVALENTS, END OF PERIOD . . . . . . . . . . . . . . .      $  5,945,772      $ 8,155,357
                                                                                 =============================

Net earnings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $  2,200,927      $ 2,387,751
Adjustments to reconcile net earnings to net cash from operating activities:
   Minority interest in net earnings of subsidiary  . . . . . . . . . . . .               217              291
   Depreciation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           275,762          289,813
   Amortization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            39,099           42,225
   Provision for possible loan losses . . . . . . . . . . . . . . . . . . .            22,000           34,820
   Increase (decrease) in deferred taxes  . . . . . . . . . . . . . . . . .           (52,363)         (13,178)
   (Gains) Losses on sale of investment securities and fixed assets . . . .               153          (42,148)
   Increase (decrease) in income taxes payable  . . . . . . . . . . . . . .            (2,845)          44,342
   (Increase) decrease in interest receivable . . . . . . . . . . . . . . .           161,288          294,658
   Increase (decrease) in interest payable  . . . . . . . . . . . . . . . .            54,971         (191,110)
   (Increase) decrease in other assets  . . . . . . . . . . . . . . . . . .           (41,261)         (69,970)
   Increase (decrease) in other liabilities . . . . . . . . . . . . . . . .            67,978          140,576
   Discount accretion recorded as income  . . . . . . . . . . . . . . . . .           (24,210)         (32,535)
   Premium amortization recorded as income  . . . . . . . . . . . . . . . .           372,683          490,324
   Increase (decrease) in unearned discount . . . . . . . . . . . . . . . .          (139,230)        (178,967)
                                                                                 -----------------------------
                                                                                 $  2,935,169      $ 3,196,892
                                                                                 =============================
SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND
  FINANCING ACTIVITIES
  Other real estate and vehicles acquired in settlement of loans  . . . . .      $     39,329      $   516,887
                                                                                 =============================


          SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.



                                                NBM BANCORP, INC. & SUBSIDIARIES

                             NOTES TO CONSOLIDATED
                              FINANCIAL STATEMENTS





1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements of NBM Bancorp, Inc. and Subsidiaries (Company) are prepared in conformity with generally accepted accounting principles and prevailing practices of the banking industry. The following is a summary of the significant accounting and reporting policies used in preparing the financial statements. Certain reclassifications have been made to the December 31, 1993 financial statements in order for them to be better compared to the December 31, 1994 financial statements.

BASIS FOR CONSOLIDATION - The accompanying consolidated financial statements include the accounts of NBM Bancorp, Inc. and the Company's wholly owned subsidiary, the National Bank of Mendota and its 99.95% owned subsidiary, the First National Bank In Peru. Significant intercompany transactions and accounts have been eliminated in consolidation. The total cost of the Company's acquisition of I.V. Bancorp & Subsidiary exceeded the fair value of net assets acquired by approximately $469,000. This amount (net of accumulated amortization) is shown as goodwill in the accompanying consolidated balance sheet and is being amortized over 20 years.

INVESTMENTS IN SECURITIES - The Bank's investments in securities are classified in three categories and accounted for as follows:

   . Trading Securities. Securities held principally for resale in the near term are classified as trading securities and recorded at their fair values. Realized and unrealized gains and losses on trading securities are included in other income.

   . Securities to be Held to Maturity. Securities for which the Bank has the positive intent and ability to hold to maturity are reported at cost, adjusted for amortization of premiums, and accretion of discounts which are recognized in interest income using the interest method over the earlier of maturity or call date.

   . Securities Available for Sale. Securities available for sale consist of securities not classified as trading securities or as securities to be held to maturity.

Declines in the fair value of individual held-to-maturity and available-for-sale securities below their cost that are other than temporary result in write-downs of the individual securities to their fair value. The related write-downs are included in earnings as realized losses.

Unrealized holding gains and losses, net of tax, on securities available for sale are reported as a net amount in a separate component of shareholders' equity until realized.

Gains and losses on the sale of securities available for sale are determined using the specific-identification method.

Statement of Financial Accounting Standards (SFAS) No. 115, Accounting For Certain Investments In Debt And Equity Securities was issued by the Financial Accounting Standards Board (FASB) in May, 1993, effective for fiscal years beginning after December 15, 1993. The Bank and its subsidiaries elected to adopt the new standard effective January 1, 1994.

LOANS - Loans are carried at the principal amount outstanding. Interest on loans is computed on the principal balance outstanding, except that interest on certain consumer loans is recognized using the sum-of-the-digits method. Loans are generally placed on nonaccrual status when they are past due 90 days as to either interest or principal. However, loans that are in the process of renewal in the normal course of business or well secured and in the process of collection may not be placed on nonaccrual status, at the judgment of senior credit management. A nonaccrual loan may be restored to accrual basis when interest and principal payments are current and prospects for future payments are no longer in doubt.



                                                       CONTINUED ON NEXT PAGE...


                                                NBM BANCORP, INC. & SUBSIDIARIES

                             NOTES TO CONSOLIDATED
                              FINANCIAL STATEMENTS





1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Cont'd.


LOAN FEES - In December 1986, the Financial Accounting Standards Board issued Statement No. 91, "Accounting for Nonrefundable Fees and Costs associated with Originating or Acquiring Loans and Initial Direct Costs of Leases." The Company has assessed SFAS No. 91 and determined that its adoption would not materially affect net income. Therefore, nonrefundable loan origination fee income is recognized when received and direct loan origination costs are reflected as expense when incurred.


ALLOWANCES FOR CREDIT LOSSES - The allowance is maintained at a level adequate to absorb probable losses. Management determines the adequacy of the allowance based upon reviews of individual credits, recent loss experience, current economic conditions, the risk characteristics of the various categories of loans and other pertinent factors. Credits deemed uncollectible are charged to the allowance. Provisions for credit losses and recoveries on loans previously charged off are added to the allowance.


PREMISES AND EQUIPMENT - Premises and equipment are stated at cost less accumulated depreciation. Depreciation is charged to expense on a straight-line or accelerated basis over the estimated useful lives of the respective assets, as follows: buildings, 15 to 40 years; equipment, 5 to 10 years.


OTHER REAL ESTATE - Other real estate owned includes foreclosures and property acquired in forgiveness of debt, and is included in other assets in the accompanying consolidated balance sheets. These properties are carried at the lower of carrying value or current appraisal. Losses arising from the acquisition of property in full or partial satisfaction of loans are treated as loan losses. Any subsequent losses are charged to other real estate expense.


INCOME TAXES - Differences between tax income and book income arise from certain transactions that are reportable for tax purposes in different years than reflected in book income (timing) and transactions that are only reportable for either tax or book purposes (permanent). Timing differences cause the tax provision to differ from the actual tax payable on the current year's tax return, resulting in deferred taxes. Permanent differences cause the tax provision to be different than it would be based on statutory rates. Statement of Financial Accounting Standards (SFAS) No. 109, Accounting For Income Tax was issued by the Financial Accounting Standards Board (FASB) in February 1992, effective January 1, 1993, with early adoption encouraged. The Company and its subsidiaries elected to adopt the new standard effective January 1, 1992.


The Company joins with its subsidiaries in filing a consolidated federal income tax return.


Investment tax credits for purchases of equipment are treated as a reduction of the provision for federal income taxes in the year realized.


EARNINGS PER SHARE - Earnings per share are computed on the weighted average number of shares of common stock outstanding during each year.


CASH AND CASH EQUIVALENTS - For purposes of the statement of cash flows the Company considers federal funds sold to be cash equivalents.



                                                       CONTINUED ON NEXT PAGE...

                                                NBM BANCORP, INC. & SUBSIDIARIES

                             NOTES TO CONSOLIDATED
                              FINANCIAL STATEMENTS




2) INVESTMENT SECURITIES

The carrying value for short-term investments approximate market value because they mature in three months or less and do not present unanticipated credit concerns. The market value of longer term investments and mortgage-backed securities, except certain state and municipal securities, is estimated based on bid prices published in financial newspapers or bid quotations received from securities dealers. The market value of certain state and municipal securities is not readily available through market sources, so market value estimates are based on quoted market prices of similar instruments. The following table represents the carrying value and estimated market value of investments and mortgage-backed securities at December 31, 1994 and 1993.

                                                                   GROSS             GROSS           ESTIMATED
                                                AMORTIZED       UNREALIZED        UNREALIZED          MARKET
                                                   COST            GAINS            LOSSES             VALUE
                                                   ----            -----            ------             -----
Securities available for sale -

December 31, 1994:
  U.S. Treasury obligations . . . . . . . .   $  10,064,550    $     -           $    413,143     $   9,651,407
  U.S. Government agency obligations  . . .       1,052,592          -                 64,571           988,021
  Collateralized mortgage obligations . . .         436,608          -                    827           435,781
                                              -------------    ------------      ------------     -------------

            Totals                            $  11,553,750    $     -           $    478,541     $  11,075,209
                                              =============    ============      ============     =============

December 31, 1993:

            Totals                            $      -         $     -           $     -          $     -
                                              =============    ============      ============     =============

Securities to be held to maturity -

December 31, 1994:
  U.S. Treasury obligations . . . . . . . .   $     510,864    $     -           $     -          $     510,864
  U.S. Government agency obligations  . . .      37,664,262          -              2,198,668        35,465,594
  Obligations of state and political
    subdivisions  . . . . . . . . . . . . .      24,585,844          -                 12,194        24,573,650
  Collateralized mortgage obligations . . .         256,166             111            -                256,277
  Federal Reserve Bank stock  . . . . . . .         247,500          -                 -                247,500
                                              -------------    ------------      ------------     -------------

            Totals  . . . . . . . . . . . .   $  63,264,636    $        111      $  2,210,862     $  61,053,885
                                              =============    ============      ============     =============

December 31, 1993:
  U.S. Treasury obligations . . . . . . . .   $  12,183,710    $    257,683      $     -          $  12,441,393
  U.S. Government agency obligations  . . .      44,646,082         433,738            -             45,079,820
  Obligations of state and political
   subdivisions . . . . . . . . . . . . . .      25,581,193       1,631,801            -             27,212,994
  Collateralized mortgage obligations . . .       1,612,298             509            -              1,612,807
  Federal Reserve Bank stock  . . . . . . .         247,500          -                 -                247,500
                                              -------------    ------------      ------------     -------------

            Totals                            $  84,270,783    $  2,323,731      $     -          $  86,594,514
                                              =============    ============      ============     =============


The amortized cost and estimated market value of debt and equity securities at December 31, 1994 and 1993, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                       CONTINUED ON NEXT PAGE...


                                                NBM BANCORP, INC. & SUBSIDIARIES

                             NOTES TO CONSOLIDATED
                              FINANCIAL STATEMENTS





2) INVESTMENT SECURITIES, Cont'd.

                                                    DECEMBER 31, 1994                  DECEMBER 31, 1993
                                              -----------------------------      ------------------------------
                                                                 ESTIMATED                           ESTIMATED
                                                AMORTIZED          FAIR            AMORTIZED           FAIR
                                                   COST            VALUE             COST              VALUE
                                                   ----            -----             ----              -----
Securities available for sale -

Due or repricing in one year or less  . . .   $   1,801,153    $  1,797,640      $    -           $     -
Due after one year through five years . . .       8,345,074       7,935,923           -                 -
Due after five years through ten years  . .
                                                  1,407,523       1,341,646           -                 -
Due after ten years . . . . . . . . . . . .         -                -                -                 -
                                              -------------    ------------      ------------     -------------
                                              $  11,553,750    $ 11,075,209      $    -           $     -
                                              =============    ============      ============     =============

Securities to be held to maturity -

Due or repricing in one year or less  . . .   $   5,971,702    $  5,840,025      $ 12,221,890     $ 12,391,543
Due after one year through five years . . .      31,831,050      31,251,495        37,444,939       38,994,996
Due after five years through ten years  . .       9,406,683       8,772,749        12,442,352       12,830,717
Due after ten years . . . . . . . . . . . .         225,000         193,244           -                 -
                                              -------------    ------------      ------------     ------------
                                              $  47,434,435    $ 46,057,513      $ 62,109,181     $ 64,217,256
Mortgaged backed securities . . . . . . . .      15,582,701      14,748,872        21,914,102       22,129,758
Equity securities . . . . . . . . . . . . .         247,500         247,500           247,500          247,500
                                              -------------    ------------      ------------     ------------

                                              $  63,264,636    $ 61,053,885      $ 84,270,783     $ 86,594,514
                                              =============    ============      ============     ============

Investment securities carried at approximately $24,329,658 at December 31, 1994 and $25,740,250 at December 31, 1993 with estimated market values of $23,725,506 and $26,977,832 respectively were pledged to secure deposits and for other purposes permitted or required by law.

Gross realized gains and gross realized losses on sales of securities were:

                                                                                     1994               1993
                                                                                     ----               ----
U.S. Government and agency securities . . . . . . . . . . . . . . . . . . .     $       333          $   -
State and municipal securities  . . . . . . . . . . . . . . . . . . . . . .            (125)           43,362
Other securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           -                (1,456)
                                                                                =============================


3) LOANS

The composition of the loan portfolio at year end is as follows:

                                                                                       1994            1993
                                                                                       ----            ----
Commercial, financial and agricultural  . . . . . . . . . . . . . . . . .       $  19,532,971    $  18,529,973
Real estate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          53,781,672       46,315,248
Consumer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           8,460,782        8,595,428
                                                                                ------------------------------
   TOTAL LOANS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $  81,775,425    $  73,440,649
                                                                                ==============================

At December 31, 1994 and 1993 respectively, loans in nonaccrual status totaled $694,285 and $615,261. Interest income which would have been recognized on these loans throughout the periods was $69,443 in 1994 and $79,251 in 1993. Nonperforming loans at December 31, 1994 and 1993 respectively, which includes loans in nonaccrual status and loans that are past due 90 days or more and still accruing interest totaled $741,819 and $637,989.

                                                       CONTINUED ON NEXT PAGE...


                                                NBM BANCORP, INC. & SUBSIDIARIES

                             NOTES TO CONSOLIDATED
                              FINANCIAL STATEMENTS





3) LOANS, Cont'd.

The following is a summary of activity in the allowance for possible loan losses for the years ended December 31, 1994 and 1993:

                                                                                      1994             1993
                                                                                      ----             ----
Balance, beginning of year  . . . . . . . . . . . . . . . . . . . . . . . . .     $   655,433      $   721,434
Provision charged to expense  . . . . . . . . . . . . . . . . . . . . . . . .          22,000           34,820
Recoveries of loans previously charged off  . . . . . . . . . . . . . . . . .          36,573           39,626
                                                                                  ----------------------------
                                                                                      714,006          795,880
Less loans charged off  . . . . . . . . . . . . . . . . . . . . . . . . . . .          32,272          140,447
                                                                                  ----------------------------
   BALANCE, END OF YEAR . . . . . . . . . . . . . . . . . . . . . . . . . . .     $   681,734      $   655,433
                                                                                  ============================


4) PREMISES AND EQUIPMENT

The components of premises and equipment at year end were as follows:

                                                                                       1994            1993
                                                                                       ----            ----
Land and land improvements  . . . . . . . . . . . . . . . . . . . . . . . . .     $   606,204      $   431,909
Building and improvements . . . . . . . . . . . . . . . . . . . . . . . . . .       1,755,811        1,152,798
Leasehold improvements  . . . . . . . . . . . . . . . . . . . . . . . . . . .         136,063             -
Furniture, fixtures, and equipment  . . . . . . . . . . . . . . . . . . . . .       2,172,878        2,016,686
                                                                                  ----------------------------
                                                                                    4,670,956        3,601,393
Less accumulated depreciation . . . . . . . . . . . . . . . . . . . . . . . .       2,685,294        2,433,540
                                                                                  ----------------------------
   TOTAL PREMISES AND EQUIPMENT . . . . . . . . . . . . . . . . . . . . . . .     $ 1,985,662      $ 1,167,853
                                                                                  ============================



5) SHORT-TERM BORROWINGS

The components of short-term borrowings at year end were as follows:

                                                                                       1994            1993
                                                                                       ----            ----
Securities sold under agreements to repurchase  . . . . . . . . . . . . . . .    $  1,529,718      $ 1,498,907
Current portion of long term debt (Note 6)  . . . . . . . . . . . . . . . . .         237,500             -
                                                                                 -----------------------------
   TOTAL SHORT-TERM BORROWINGS  . . . . . . . . . . . . . . . . . . . . . . .    $  1,767,218      $ 1,498,907
                                                                                 =============================



6) LONG-TERM DEBT

The components of long-term borrowings at year end were as follows:

                                                                                      1994             1993
                                                                                      ----             ----
Notes payable to M & I Marshall & Ilsley Bank, Milwaukee, Wisconsin . . . . .    $  1,887,500      $ 1,887,500
Less amount due within one year . . . . . . . . . . . . . . . . . . . . . . .         237,500             -
                                                                                 -----------------------------
   TOTAL LONG-TERM DEBT . . . . . . . . . . . . . . . . . . . . . . . . . . .    $  1,650,000      $ 1,887,500



                                                       CONTINUED ON NEXT PAGE...

                                                NBM BANCORP, INC. & SUBSIDIARIES

                             NOTES TO CONSOLIDATED
                              FINANCIAL STATEMENTS





6) LONG-TERM DEBT, Cont'd.

The note payable to the M & I Marshall & Ilsley Bank bears interest at the prime rate, is secured by the stock of the subsidiary banks, and scheduled principal payments are as follows:

                      YEAR ENDED DECEMBER 31,                  AMOUNT
                      -----------------------                  ------
                                1995                        $  237,500
                                1996                           312,500
                                1997                         1,337,500


The long-term debt agreement contains certain restrictive covenants. The Company was in compliance with such covenants at December 31, 1994.



7) INCOME TAXES

The components of federal income tax expense (benefit) for the year ended December 31, 1994 and 1993 were as follows:

                                                                                      1994             1993
                                                                                      ----             ----
Current . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $  495,085        $  540,871
Deferred  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (52,362)          (13,178)
                                                                                  ----------------------------
  TOTAL INCOME TAX EXPENSE  . . . . . . . . . . . . . . . . . . . . . . . . .     $  442,723        $  527,693
                                                                                  ============================

There is no provision or liability for state income taxes.

A reconciliation of the differences between the U.S. statutory income tax rate and the effective tax rates with the resulting dollar amounts are shown in the following table:

                                                                   1994                             1993
                                                                   ----                             ----
                                                                           % OF                           % OF
                                                                          PRETAX                         PRETAX
                                                          AMOUNT         EARNINGS          AMOUNT       EARNINGS
                                                          ------         --------          ------       --------
Tax expense at statutory rate . . . . . . . . . . .    $   898,914        34.00%         $  991,350       34.00%
Increase (reduction) in taxes resulting from:
  Tax-exempt interest, net of premium
   amortization . . . . . . . . . . . . . . . . . .       (507,043)      (19.18)           (528,197)     (18.12)
  Disallowed interest expense . . . . . . . . . . .         50,039         1.89              55,223        1.90
  Nondeductible amortization and excise tax . . . .          8,083          .31               9,310         .32
  Other . . . . . . . . . . . . . . . . . . . . . .         (7,270)        (.27)                  7        -
                                                       --------------------------------------------------------
   TOTAL INCOME TAX EXPENSE . . . . . . . . . . . .    $   442,723        16.75          $  527,693       18.10%
                                                       ========================================================



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                                                NBM BANCORP, INC. & SUBSIDIARIES

                             NOTES TO CONSOLIDATED
                              FINANCIAL STATEMENTS





7) INCOME TAXES, Cont'd.

Timing differences and the resulting deferred income tax expense (benefit) for the years ended December 31, 1994 and 1993 were as follows:

                                                                                        1994           1993
                                                                                        ----           ----
Securities gains (losses) difference for book and tax purposes  . . . . . . .       $     -        $   24,789
Depreciation difference for book and tax purposes . . . . . . . . . . . . . .          (4,726)         (5,403)
Subsidiary accrual to cash conversion and NOL effects for tax purposes  . . .         (20,459)        (20,458)
Deferred officers compensation not reported for income
  tax purposes until paid . . . . . . . . . . . . . . . . . . . . . . . . . .          (5,025)         (5,317)
Deferred directors compensation not reported for income
  tax purposes until paid . . . . . . . . . . . . . . . . . . . . . . . . . .         (21,494)        (28,647)
Provision for loan losses for financial reporting purposes different than
  for tax return purposes . . . . . . . . . . . . . . . . . . . . . . . . . .            6,755         21,858
Other timing differences  . . . . . . . . . . . . . . . . . . . . . . . . . .           (7,413)          -
                                                                                    -------------------------
   TOTAL DEFERRED TAX (BENEFIT) LIABILITY . . . . . . . . . . . . . . . . . .       $  (52,362)    $  (13,178)
                                                                                    =========================



8) PROFIT-SHARING PLANS AND DEFINED BENEFIT PENSION PLAN

The subsidiary banks maintain noncontributory profit-sharing plans covering substantially all officers and employees. Contributions by the subsidiary banks to the plans totaled $157,378 in 1994 and $169,718 in 1993.



9) RETAINED EARNINGS

The amount of dividends payable by the Company on its common stock is limited by the provisions of its long-term debt agreement with the M & I Marshall & Ilsley Bank, Milwaukee, Wisconsin. Dividends declared by the Company are limited to 30% of its prior year net income. The Bank received a waiver of this provision in 1994 and 1993 so that it could pay additional dividends.

National banking regulations restrict the amount of dividends that a bank may pay to its stockholders. Generally the regulations provide that dividends are limited to net earnings as adjusted for the current and two preceding years, reduced by dividends paid and any required transfers to permanent capital.



10) CREDIT RISKS, COMMITMENTS AND CONTINGENT LIABILITIES

NBM Bancorp, Inc., through its two subsidiary banks, grants commercial, installment and residential loans to customers primarily in Mendota, Peru and the surrounding areas. Although the loan portfolio is diversified, a substantial portion of its debtors ability to honor their contracts is dependent upon the agricultural economic sector. Primarily all installment and residential loans are secured by various items of property, while approximately 85% of the commercial loans are secured by business assets and the remaining 15% is largely unsecured.

Noninterest-bearing and interest bearing deposits held at the Federal Reserve Bank Of Chicago totaled $3,576,570 at December 31, 1994 and $2,517,423 at December 31, 1993.




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                                                NBM BANCORP, INC. & SUBSIDIARIES

                             NOTES TO CONSOLIDATED
                              FINANCIAL STATEMENTS




10) CREDIT RISKS, COMMITMENTS AND CONTINGENT LIABILITIES, Cont'd.

NBM Bancorp, Inc. is a party to financial instruments with off-balance-sheet risk in the normal course of business of its subsidiary banks to meet financing needs of their customers. These financial instruments include commitments to extend credit and unused lines of credit. The Bank's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit is represented by the contractual amount of those instruments. The Bank follows the same credit policy to make such commitments as is followed for those loans and investments recorded in the financial statements.

As of December 31, 1994 and 1993, the Bank had outstanding loan commitments and unused lines of credit totaling $10,642,895 and $11,084,399 respectively. No material losses are anticipated as a result of these transactions.



11) PENDING MERGER WITH AMCORE FINANCIAL, INC.

NBM Bancorp, Inc. has entered into an agreement with Amcore Financial, Inc. to convert all outstanding shares of common stock of NBM Bancorp, Inc. into shares of common stock of Amcore Financial, Inc.. The parties intend that the merger qualify as a tax free reorganization under the Internal Revenue Code of 1986, as amended, and be accounted for as a "pooling of interests" in accordance with generally accepted accounting principles. The transaction is subject to normal regulatory approvals and also must be approved by NBM Bancorp, Inc. stockholders. It is anticipated that the merger will be completed during the spring of 1995.



12) FUTURE BANK ADDITION AND RENOVATION

The Board of Directors of NBM Bancorp, Inc. has approved a major Bank addition and renovation project for its wholly owned subsidiary, The National Bank Of Mendota. The project is near completion and has an estimated total cost of $1,150,000.



13) SUBLICENSE AGREEMENT

During the year ended December 31, 1994, the First National Bank in Peru entered into a sublicense agreement with National Commerce Bank Services, Inc. whereby First National Bank in Peru has the right to install, maintain and operate a Financial Service Facility in the Econofoods Supermarket located in Peru, Illinois. The First National Bank in Peru has the exclusive right to occupy the Financial Service Facility for a period of five years. The agreement is renewable for two additional terms of five years each. The following is a schedule of the annual license fees for the first five year term:

                     Year 1                              $   22,000.00
                     Year 2 - 5                              29,000.00



14) RELATED PARTY TRANSACTIONS

The Bank has entered into transactions with its directors, significant shareholders and their affiliates (Related Parties). Such transactions were made in the ordinary course of business on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other customers, and did not, in the opinion of management, involve more than normal credit risk or present other unfavorable features. The aggregate amount of loans to such related parties was $1,393,242 at December 31, 1994 and $530,226 at December 31, 1993.



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                                                NBM BANCORP, INC. & SUBSIDIARIES

                             NOTES TO CONSOLIDATED
                              FINANCIAL STATEMENTS





15)  FAIR VALUE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards (SFAS) No. 107, Disclosure About Fair Value of Financial Instruments, requires that the Bank disclose estimated fair values for its financial instruments. Fair value estimates, methods and assumptions are set forth for the Bank's financial instruments.

LIMITATIONS

The fair value estimates are made at a discrete point in time based on relevant market information and information about financial instruments. Because no market exists for a significant portion of the Bank's financial instruments, fair value estimates, are based on judgments regarding future expected loss experience, current economic conditions, risk characteristics of various financial instruments, and other factors. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision. Changes in assumptions could significantly affect the estimates. The reader is encouraged to use different assumptions to calculate fair values for the Bank's financial instruments if such assumptions are believed to be more appropriate.


In addition, the fair value estimates are based on existing on and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and liabilities that are not considered financial instruments. For example, the Bank has a substantial trust department that contributes net fee income annually. The trust department is not considered a financial instrument and its value has not been incorporated into the fair value estimates. Other significant assets and liabilities that are not considered financial assets or liabilities include the mortgage banking operation, franchise value, brokerage network, deferred taxes, property plant and equipment, and goodwill. In addition, as described for investments and mortgage-backed securities, the tax ramifications related to the realization of the unrealized gains and losses, can have a significant effect on fair value estimates and have not been considered in many of the estimates.

Because of the wide range of valuation techniques and the numerous estimates which must be made, it may be difficult to make reasonable comparisons of NBM Bancorp Inc.'s fair value information to that of other financial institutions. It is important that the many uncertainties discussed within this footnote be considered when using the estimated fair value disclosures and to realize that because of these uncertainties, the aggregate fair value amount should in no way be construed as representative of the underlying value of NBM Bancorp, Inc..

The book values and estimated fair values for balance sheet financial instruments as of December 31, 1994 and 1993 are reflected below.

BALANCE SHEET FINANCIAL INSTRUMENTS ($ IN MILLIONS)

                                                                DECEMBER 31, 1994        DECEMBER 31, 1993
                                                                -----------------        -----------------
                                                                             ESTIMATED               ESTIMATED
                                                               AMORTIZED       FAIR     AMORTIZED       FAIR
                                                                 COST          VALUE       COST        VALUE
                                                                 ----          -----       ----        -----
Financial Assets:
  Cash, due from banks, federal funds sold,
    investments and mortgage backed securities  . . . . . .  $   80.3       $   78.1    $  92.4       $  94.7
  Net loans . . . . . . . . . . . . . . . . . . . . . . . .      81.0           78.7       72.6          73.9

Financial Liabilities:
  Deposits  . . . . . . . . . . . . . . . . . . . . . . . .  $  142.5       $  142.4    $ 146.6       $ 147.1
  Short term borrowings . . . . . . . . . . . . . . . . . .       1.8            1.8        1.5           1.5
  Long term borrowings  . . . . . . . . . . . . . . . . . .       1.7            1.7        1.9           1.9




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                                                NBM BANCORP, INC. & SUBSIDIARIES

                             NOTES TO CONSOLIDATED
                              FINANCIAL STATEMENTS





15)  FAIR VALUE OF FINANCIAL INSTRUMENTS, Cont'd.

CASH, DUE FROM BANKS, FEDERAL FUNDS SOLD, INVESTMENTS AND MORTGAGE-BACKED SECURITIES

The carrying value for cash, due from banks, federal funds sold and short-term investments approximate fair value because they mature in three months or less and do not present unanticipated credit concerns. The fair value of longer term investments and mortgage-backed securities, except certain state and municipal securities, is estimated based on bid prices published in financial newspapers or bid quotations received from securities dealers. The fair value of certain state and municipal securities is not readily available through market sources, so fair value estimates are based on quoted market prices of similar instruments.

SFAS No. 107 specifies that fair values should be calculated based on the value of one unit, without regard to any premium or discounts that may result from concentrations of ownership of a financial instrument, possible tax ramifications, or estimated transaction costs, therefore the above amounts are reported at gross.

LOANS

Fair values are estimates for portfolios of loans with similar financial characteristics. Loans are segregated by type, such as commercial, commercial real estate, residential mortgage, credit card, and other consumer. Each loan category is further segmented into fixed and adjustable rate interest terms, and by performing, and nonperforming categories.

The fair value of performing loans, except residential mortgage and credit card loans, is calculated by discounting contractual cash flows using estimated market discount rates which reflect the credit and interest rate risk inherent in the loan. For performing residential mortgage loans, fair value is estimated by discounting contractual cash flows adjusted for prepayment estimates using discount rates based on secondary market sources adjusted to reflect differences in servicing and credit costs. For credit card loans, cash flows and maturities are estimated based on contractual interest rates and historical experience and are discounted using secondary market rates adjusted for differences in servicing and credit costs.

Fair value for significant nonperforming loans is based on recent internal or external appraisals. If appraisals are not available, estimated cash flows are discounted using a rate commensurate with the risk associated with the estimated cash flows. Assumptions regarding credit risk, cash flow, and discount rates are judgmentally determined using available market information and specific borrower information.

The fair value estimate for credit card loans is based on the value of existing loans at December 31, 1994 and 1993. The estimate does not include the value that relates to estimated cash flows from new loans generated from existing cardholders over the remaining life of the portfolio.

DEPOSIT LIABILITIES

Under SFAS No. 107, the fair value of deposits with no stated maturity, such as non-interest bearing demand deposits, savings and NOW accounts, and money market and checking accounts, is equal to the amount payable on demand as of December 31, 1994 and 1993. The fair value of certificates of deposit is based on the discounted value of contractual cash flows. The discount rate is estimated using the rates currently offered for deposits of similar remaining maturities.

The fair value estimates above do not include the benefit that results from the low-cost funding provided by the deposit liabilities compared to the cost of borrowing funds in the market.

BORROWINGS

The fair value estimates for short term debt approximate their carrying value. Rates currently available to the Bank for long term debt with similar terms and remaining maturities are used to estimate fair value of existing debt.


                                                       CONTINUED ON NEXT PAGE...

                                                NBM BANCORP, INC. & SUBSIDIARIES

                             NOTES TO CONSOLIDATED
                              FINANCIAL STATEMENTS





15)  FAIR VALUE OF FINANCIAL INSTRUMENTS, Cont'd.

COMMITMENTS TO EXTENDED CREDIT, STANDBY LETTERS OF CREDIT, AND FINANCIAL GUARANTEES WRITTEN

The fair value of commitments to extend credit is estimated using the fees currently charged to enter similar agreements, taking into account the remaining terms of the agreement and the present credit worthiness of the counter parties. For fixed rate loan commitments, fair value also considers the difference between current levels of interest rates and the committed rates. The fair value of financial guarantees written and letters of credit is based on fees currently charged for similar agreements or on the estimated cost to terminate them or otherwise settle the obligations with the counter parties. The contract amount, carrying amount, and estimated fair value for commitments to extend credit, standby letters of credit, and financial guarantees written follow:



                                                                              AT DECEMBER 31, 1994
                                                                      ------------------------------------
                                                                  CONTRACT          CARRYING          ESTIMATED
                                                                   AMOUNT            AMOUNT          FAIR VALUE
                                                                   ------            ------          ----------
Commitments to extend credit  . . . . . . . . . . . . . . . .  $   9,242,887      $    -             $    -
Standby letters of credit . . . . . . . . . . . . . . . . . .      1,400,008           -                  7,000
Financial guarantees  . . . . . . . . . . . . . . . . . . . .         -                -                  -




                                                                              AT DECEMBER 31, 1993
                                                                      ------------------------------------
                                                                  CONTRACT          CARRYING          ESTIMATED
                                                                   AMOUNT            AMOUNT          FAIR VALUE
                                                                   ------            ------          ----------
Commitments to extend credit  . . . . . . . . . . . . . . . .  $  10,405,641      $    -             $    -
Standby letters of credit . . . . . . . . . . . . . . . . . .        678,758           -                  3,394
Financial guarantees  . . . . . . . . . . . . . . . . . . . .         -                -                  -



The amounts shown under "carrying amount" represent accruals or deferred income arising from these unrecognized financial instruments.





                                                       CONTINUED ON NEXT PAGE...

                                                NBM BANCORP, INC. & SUBSIDIARIES

                             NOTES TO CONSOLIDATED
                              FINANCIAL STATEMENTS


16) CONDENSED FINANCIAL INFORMATION OF NBM BANCORP, INC.

                  (PARENT COMPANY ONLY FINANCIAL STATEMENTS)

The following condensed financial statements are presented for the Corporation alone (that is, without consolidation of the subsidiaries' financial information).

                            CONDENSED BALANCE SHEETS
                           DECEMBER 31, 1994 AND 1993

                                                                                           DECEMBER 31,
                                                                                           ------------
ASSETS:                                                                                1994            1993
                                                                                       ----            ----
 Cash and due from banks  . . . . . . . . . . . . . . . . . . . . . . . .       $      35,142    $      15,930
 Investment in subsidiaries . . . . . . . . . . . . . . . . . . . . . . .          21,635,385       20,458,123
 Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             383,932          403,381
                                                                                ------------------------------
     TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $  22,054,459    $  20,877,434
                                                                                ==============================

LIABILITIES:
 Short-term borrowings  . . . . . . . . . . . . . . . . . . . . . . . . .       $     237,500    $        -
 Long-term borrowings . . . . . . . . . . . . . . . . . . . . . . . . . .           1,650,000        1,887,500
 Other liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . .              58,619           46,760
                                                                                ------------------------------
     TOTAL LIABILITIES  . . . . . . . . . . . . . . . . . . . . . . . . .           1,946,119        1,934,260
                                                                                ------------------------------

STOCKHOLDERS' EQUITY:
 Common stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1,200,000        1,200,000
 Surplus  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           5,000,000        5,000,000
 Net Unrealized loss on securities available for sale
   net of taxes of $162,703 in 1994 . . . . . . . . . . . . . . . . . . .            (315,761)            -
 Retained earnings  . . . . . . . . . . . . . . . . . . . . . . . . . . .          14,224,101       12,743,174
                                                                                ------------------------------
     TOTAL STOCKHOLDERS' EQUITY . . . . . . . . . . . . . . . . . . . . .          20,108,340       18,943,174
                                                                                ------------------------------
     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY . . . . . . . . . . . . .       $  22,054,459    $  20,877,434
                                                                                ==============================

                        CONDENSED STATEMENTS OF EARNINGS
                 FOR THE YEARS ENDED DECEMBER 31, 1994 AND 1993

                                                                                        DECEMBER 31,
                                                                                        ------------
INCOME:                                                                             1994             1993
                                                                                    ----             ----

   Dividends received from subsidiaries . . . . . . . . . . . . . . . . . .   $     871,331    $     844,319
   Interest on deposits in banks  . . . . . . . . . . . . . . . . . . . . .            -                 268
   Other income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             723           29,499
                                                                              ------------------------------
       TOTAL INCOME . . . . . . . . . . . . . . . . . . . . . . . . . . . .         872,054          874,086
                                                                              ------------------------------

EXPENSES:
   Interest expense . . . . . . . . . . . . . . . . . . . . . . . . . . . .         136,621          136,056
   Amortization expense . . . . . . . . . . . . . . . . . . . . . . . . . .          32,432           42,225
   Other expense  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          67,041           15,465
                                                                              ------------------------------
       TOTAL EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . . .         236,094          193,746
                                                                              ------------------------------

   Income before income taxes and equity in
     undistributed income of subsidiaries . . . . . . . . . . . . . . . . .         635,960          680,340
   Applicable income taxes (benefit)  . . . . . . . . . . . . . . . . . . .         (71,944)         (46,442)
                                                                              ------------------------------
   Income before equity in undistributed income of
     subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          707,904          726,782
   Equity in undistributed income of subsidiaries . . . . . . . . . . . . .       1,493,023        1,660,969
                                                                              ------------------------------
       NET INCOME . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $   2,200,927    $   2,387,751
                                                                              ==============================

       NET INCOME PER SHARE . . . . . . . . . . . . . . . . . . . . . . . .   $        9.17    $        9.95
       Weighted average shares outstanding  . . . . . . . . . . . . . . . .         240,000          240,000




                                                       CONTINUED ON NEXT PAGE...

                                                NBM BANCORP, INC. & SUBSIDIARIES

                             NOTES TO CONSOLIDATED
                              FINANCIAL STATEMENTS




16) CONDENSED FINANCIAL INFORMATION OF NBM BANCORP, INC., Cont'd.

                   (PARENT COMPANY ONLY FINANCIAL STATEMENTS)

                       CONDENSED STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 1994 AND 1993




                                                                                           DECEMBER 31,
                                                                                           ------------
                                                                                      1994             1993
                                                                                      ----             ----
CASH FLOWS FROM OPERATING ACTIVITIES:
  Interest and dividends received . . . . . . . . . . . . . . . . . . . .       $     860,417    $     842,939
  Fees received . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 723              727
  Interest paid . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (127,472)        (145,442)
  Cash paid to suppliers and employees  . . . . . . . . . . . . . . . . .             (64,463)         (15,483)
  Income taxes (paid) received  . . . . . . . . . . . . . . . . . . . . .              70,007           45,351
                                                                                ------------------------------
     NET CASH FROM OPERATING ACTIVITIES . . . . . . . . . . . . . . . . .             739,212          728,092
                                                                                ------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from sales and maturities of investment securities . . . . . .                -             675,000
                                                                                ------------------------------
     NET CASH FROM INVESTING ACTIVITIES . . . . . . . . . . . . . . . . .                -             675,000
                                                                                ------------------------------


CASH FLOWS FROM FINANCING ACTIVITIES:
  Distribution of escrow account  . . . . . . . . . . . . . . . . . . . .                -                -
  Dividends paid  . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (720,000)        (720,000)
  Net (repayments) proceeds from debt . . . . . . . . . . . . . . . . . .                -            (700,000)
                                                                                ------------------------------
     NET CASH FROM FINANCING ACTIVITIES . . . . . . . . . . . . . . . . .            (720,000)      (1,420,000)
                                                                                -----------------------------
NET CHANGE IN CASH AND CASH EQUIVALENTS . . . . . . . . . . . . . . . . .       $      19,212    $     (16,908)
  Cash and cash equivalents, beginning of period  . . . . . . . . . . . .              15,930           32,838
                                                                                ------------------------------
     CASH AND CASH EQUIVALENTS, END OF PERIOD . . . . . . . . . . . . . .       $      35,142    $      15,930
                                                                                ==============================


Net earnings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $   2,200,927    $   2,387,751

Adjustments to reconcile net earnings to net cash
 from operating activities:
  Amortization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              32,432           42,225
  Increase (decrease) in income tax payable . . . . . . . . . . . . . . .              (1,937)          (1,109)
  (Increase) decrease in interest and dividends receivable  . . . . . . .             (10,914)         (29,070)
  Increase (decrease) in interest payable . . . . . . . . . . . . . . . .               9,149           (9,386)
  Increase (decrease) in other liabilities  . . . . . . . . . . . . . . .               2,578             -
  Discount accretion recorded as income . . . . . . . . . . . . . . . . .                -              (1,350)
  Undistributed income of subsidiary  . . . . . . . . . . . . . . . . . .          (1,493,023)      (1,660,969)
                                                                                ------------------------------
                                                                               $      739,212    $     728,092
                                                                               ===============================


                                                NBM BANCORP, INC. & SUBSIDIARIES

                          INDEPENDENT AUDITORS' REPORT





INDEPENDENT AUDITORS' REPORT


THE BOARD OF DIRECTORS
NBM BANCORP, INC. & SUBSIDIARIES

We have audited the accompanying consolidated balance sheets of NBM BANCORP, INC. & SUBSIDIARIES as of December 31, 1994 and 1993, and the related consolidated statements of earnings, stockholders' equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of NBM BANCORP, INC. & SUBSIDIARIES at December 31, 1994 and 1993, the results of its operations and its cash flows for the periods then ended in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The comparative financial statements for the subsidiaries are presented for purposes of additional analysis and are not a required part of the basic consolidated financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic consolidated financial statements taken as a whole.


February 3, 1995
Mendota, Illinois



                                         BOKUS & MAY, P.C.

                                         BOKUS & MAY, P.C.
                                         CERTIFIED PUBLIC ACCOUNTANTS



                                                NBM BANCORP, INC. & SUBSIDIARIES